Exhibit 10.3

(Part 1 of 2)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS RANDOLPH K. GREEN JOHN G. HATTNER MICHELLE F. HERRERA C. H. (SCOTT) REES III DANNY D. SIMMONS ERIC J. STEVENS JOSEPH M. WOLFE

May 10, 2021

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2020 (the “Form 20-F”), under the headings “Presentation of Information Concerning Reserves”, “Item 4. Information on the Company – Business Overview – Exploration and Production – Reserves”, and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F”, and to the filing of our audit letter dated April 14, 2021, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of January 1, 2021, for 18 fields located in the Cantarell and Ku-Maloob-Zaap business units in the Marine regions of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411

Exhibit 10.3

(Part 2 of 2)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS RANDOLPH K. GREEN JOHN G. HATTNER MICHELLE F. HERRERA C. H. (SCOTT) REES III DANNY D. SIMMONS ERIC J. STEVENS JOSEPH M. WOLFE

May 10, 2021

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Dear Ing. Octavio Romero Oropeza:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2020 (the “Form 20-F”), under the headings “Presentation of Information Concerning Reserves”, “Item 4. Information on the Company – Business Overview – Exploration and Production – Reserves”, and “Item 19. Exhibits. Documents filed as exhibits to this Form 20-F”, and to the filing of our audit letter dated April 14, 2021, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of January 1, 2021, for 46 fields located in the Cinco Presidentes and Macuspana-Muspac business units in the Southern region of Mexico. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

RCB:LMS

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411